Exhibit h(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                               Amendment No. 2 to
                        Amended & Restated Agreement for
               Fund Accounting Services, Administrative Services,
            Transfer Agency Services and Custody Services Procurement
                                     between
                           Federated Services Company
                                       And
                    Investment Companies listed on Exhibit 1

     This Amendment to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement ("Agreement") dated as of September 1, 1997, by and among those investment companies listed on Exhibit 1 of the Agreement ("Funds") and Federated Services Company ("FServ") is made and entered into as of the 1st day of November, 2003.

     WHEREAS, the Funds and FServ have entered into the Agreement;

     WHEREAS, the Funds desire and FServ agrees to amend certain provisions of the Agreement for good and valuable consideration, of which the parties hereby acknowledge receipt;

     NOW, THEREFORE, the parties intending to be legally bound agree as follows:

     "Section Two. Administrative Services" is hereby deleted in its entirety.

     "Section Four. Custody Services Procurement" and "Schedule C" are hereby deleted in their entirety.

     WITNESS the due execution hereof this 1st day of November, 2003.

                              Investment Companies (listed on
                              Exhibit 1 of the Agreement)


                              By:  /s/ John W. McGonigle
                              Name:  John W. McGonigle
                              Title:  Executive Vice President


                              Federated Services Company


                              By:  /s// Lawrence Caracciolo
                              Name:  Lawrence Caracciolo
                              Title:  Senior Vice President

                               Amendment No. 3 to
                        Amended & Restated Agreement for
               Fund Accounting Services, Administrative Services,
            Transfer Agency Services and Custody Services Procurement
                                     between
                           Federated Services Company
                                       And
                    Investment Companies listed on Exhibit 1

     This Amendment to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement ("Agreement") dated as of September 1, 1997, by and among those investment companies listed on Exhibit 1 of the Agreement ("Funds") and Federated Services Company ("FServ") is made and entered into as of the 1st day of January, 2004.

     WHEREAS, the Funds and FServ have entered into the Agreement;

     WHEREAS, the Funds desire and FServ agrees to amend certain provisions of the Agreement for good and valuable consideration, of which the parties hereby acknowledge receipt;

     NOW, THEREFORE, the parties intending to be legally bound agree as follows:

     "Section One. Fund Accounting Services" and "Schedules A, A-1 and A-2" are hereby deleted in their entirety.

     WITNESS the due execution hereof this 1st day of January, 2004.

                              Investment Companies (listed on
                              Exhibit 1 of the Agreement)


                              By:  /s/ John W. McGonigle
                              Name:  John W. McGonigle
                              Title:  Executive Vice President


                              Federated Services Company


                              By:  /s/ Lawrence Caracciolo
                              Name:  Lawrence Caracciolo
                              Title:  Senior Vice President